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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350



I, John K. Bakewell, certify pursuant to 18 U.S.C. Section 1350, that (1) the annual report on Form 10-K of Wright Medical Group, Inc. (the "Company") for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2003



                                             /s/ John K. Bakewell
                                             ---------------------------------
                                             John K. Bakewell
                                             Executive Vice President and
                                             Chief Financial Officer